ASSUMPTION AGREEMENT

          ASSUMPTION AGREEMENT dated October 14, 1994 made
by   O&Y   EQUITY   COMPANY,  L.P.,  a  Delaware   limited
partnership (the "Partner"), in favor and for the benefit of 2 BROADWAY ASSOCIATES, a New York general partnership
(the "Partnership").

         RECITALS:

         A.   The Partner is a partner in the Partnership.
           B.    Capitalized  terms  used  herein  without
definition  are used as defined in the Second Amended  and
Restated   Agreement   of  General  Partnership   of   the
Partnership dated as of August 14, 1984, as amended.

          C. The Partner desires to make a capital contribution to the Partnership by assuming and agreeing to pay, subject to the terms and conditions hereof, $93,345,927 of the Pro Rata Portion of the Existing Note
(the "Assumed Debt").

            NOW   THEREFORE,   for   good   and   valuable
consideration, the receipt and sufficiency of which are hereby acknowledged, the Partner hereby resumes and agrees to pay then due the Assumed Debt; provided, however, that this assumption is made upon the condition and with the qualification that no recourse shall be had for the payment of the Assumed Debt against any assets of the Partner, any successor or assign of the Partner, or any other person or entity, other than the Partner's rights, title and interest as a partner in the Partnership (the
Partnership Interest"); and provided, further, that the foregoing limitation on recourse shall not limit the right of any person to name the Partner or any transferee of any or all of the Partnership Interest as a party defendant in any action or suit for a judicial foreclosure on, or a sale of, such Partnership Interest, or in the exercise of any other remedy under this Assumption Agreement, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked of or (if obtained) enforced against the Partner (or any other person or entity) or against any such transferee.

          By  virtue  of the Partner's assumption  of  the
Assumed Debt hereunder, the capital account of the Partner
in  the  Partnership shall be adjusted to  account  for  a
capital   contribution in the amount of the  Assumed  Debt
and such capital contribution will in no way be deemed  to
be   reduced  or  otherwise  affected  by  the   foregoing
limitation on recourse with respect to
the Assumed Debt or by the assumption of portions of the Assumed Debt by 1290 Associates and 237 Park Avenue
Associates pursuant to Assumption Agreements entered into concurrently with or following the execution of this Agreement or by any other transaction or event occurring prior to, concurrently with, or in connection with this Agreement.

         This Assumption Agreement shall not affect in any manner the obligations of the Partnership or any other person or entity to the holder of the Existing Note.

         IN WITNESS WHEREOF, the Partner has executed this Assumption Agreement as of the date first above written.



                                       O&Y EQUITY COMPANY,
L.P.

                                         By:   O&Y  Equity
General
                                            Partner Corp.,
                                          General Partner

                                          By:
                                             Name:
                                             Title:
                      ASSUMPTION AGREEMENT



          ASSUMPTION AGREEMENT dated October 14 1994  made
by  O&Y  NY  BUILDING CORP., a Delaware  corporation  (the
"Partner"),  in favor and for the benefit  of  2  BROADWAY
ASSOCIATES,   a   New   York  general   partnership   (the
"Partnership")

         RECITALS:

         A.   The Partner is a partner in the Partnership.
           B.    Capitalized  terms  used  herein  without
definition  are used as defined in the Second Amended  and
Restated   Agreement   of  General  Partnership   of   the
Partnership dated as of August 14, 1984, as amended.

          C. The Partner desires to make a capital contribution to the Partnership by assuming and agreeing to pay, subject to the terms and conditions hereof, $6,734,375 of the Pro Rata Portion the Existing Note (the
"Assumed Debt").

            NOW   THEREFORE,   for   good   and   valuable
consideration, the receipt and sufficiency of which are hereby acknowledged, the Partner hereby assumes and agrees to pay when due the Assumed Debt; provided, however, that this assumption is made upon the condition and with the qualification that no recourse shall be had for the payment of the Assumed Debt against any assets of the Partner, any successor or assign of the Partner, or any other person or entity, other than the Partner's rights, title and interest as a partner in the Partnership (the
Partnership Interest"); and provided, further, that the foregoing limitation on recourse shall not limit the right of any person to name the Partner or any transferee of any or all of the Partnership Interest as a party defendant in any action or suit for a judicial foreclosure on, or a sale of, such Partnership Interest, or in the exercise of any other remedy under this Assumption Agreement, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked of or (if obtained) enforced against the Partner (or any other person or entity) or against any such transferee.

           By  virtue of the Partner's assumption  of  the
Assumed Debt hereunder, the capital account of the Partner
in  the  Partnership shall be adjusted to  account  for  a
capital   contribution in the amount of the  Assumed  Debt
and such capital contribution will in no way be deemed  to
be   reduced  or  otherwise  affected  by  the   foregoing
limitation on recourse with respect to
the Assumed Debt or by the assumption of portions of the Assumed Debt by 1290 Associates and 237 Park Avenue
Associates pursuant to Assumption Agreements entered into concurrently with or following the execution of this Agreement or by any other transaction or event occurring prior to, concurrently with, or in connection with this Agreement.

         This Assumption Agreement shall not affect in any manner the obligations of the Partnership or any other person or entity to the holder of the Existing Note.

         IN WITNESS WHEREOF, the Partner has executed this Assumption Agreement as of the date first above written.

                                       O&Y BUILDING CORP.



                                       By:
                                          Name:
                                          Title:
                      ASSUMPTION AGREEMENT




          ASSUMPTION AGREEMENT dated October 14, 1994 made by JMB/NYC OFFICE BUILDING ASSOCIATES, L.P., an Illinois limited partnership (the "Partner"), in favor and for the benefit of 2 BROADWAY ASSOCIATES, a New York general partnership (the "Partnership")

         RECITALS :

         A.   The Partner is a partner in the Partnership.
           B.    Capitalized  terms  used  herein  without
definition  are used as defined in the Second Amended  and
Restated   Agreement   of  General  Partnership   of   the
Partnership dated as of August 14, 1984, as amended.

          C. The Partner desires to make a capital contribution to the Partnership by assuming and agreeing to pay, subject to the terms and conditions hereof, $135,979,509 of the Pro Rata Portion of the Existing Note
(the "Assumed Debt").

            NOW   THEREFORE,   for   good   and   valuable
consideration, the receipt and sufficiency of which are hereby acknowledged, the Partner hereby assumes and agrees to pay when due the Assumed Debt; provided, however, that this assumption is made upon the condition and with the qualification that no recourse shall be had for the payment of the Assumed Debt against any assets of the Partner, any successor or assign of the Partner, or any other person or entity, other than the Partner's rights title and interest as a partner in the Partnership (the
Partnership Interest"); and provided, further, that the foregoing limitation on recourse shall not limit the right of any person to name the Partner or any transferee of any or all of the Partnership Interest as a party defendant in any action or suit for a judicial foreclosure on, or a sale of, such Partnership Interest, or in the exercise of any other remedy under this Assumption Agreement, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked of or (if obtained) enforced against the Partner (or any other person or entity) or against any such transferee.

          By  virtue  of  the Partners assumption  of  the
Assumed Debt hereunder, the capital account of the Partner
in  the  Partnership shall be adjusted to  account  for  a
capital contribution in the amount of the Assumed Debt and
such capital  contribution will in no way be deemed to  be
reduced or otherwise
affected  by  the  foregoing limitation on  recourse  with
respect  to  the  Assumed Debt or  by  the  assumption  of
portions  of the Assumed Debt by 1290 Associates  and  237
Park Avenue Associates pursuant to Assumption Agreements entered into concurrently with or following the execution of this Agreement or by any other transaction or event occurring prior to, concurrently with, or in connection with this Agreement.

         This Assumption Agreement shall not affect in any manner the obligations of the Partnership or any other person or entity to the holder of the Existing Note.

         IN WITNESS WHEREOF, the Partner has executed this Assumption Agreement as of the date first above written.

                            JMB/NYC     OFFICE    BUILDING
ASSOCIATES, L.P.
                        By:   Carlyle Managers, Inc.
                           General Partner



                           By:
                              Name:
                              Title:
                      ASSUMPTION AGREEMENT


          ASSUMPTION AGREEMENT dated October 14, 1994 made
by   O&Y   EQUITY  COMPANY,  L  P  ,  a  Delaware  limited
partnership (the "Partner") in favor and for the benefit of 2 BROADWAY LAND COMPANY, a New York general partnership
(the "Partnership").

         RECITALS:

         A.   The Partner is a partner in the Partnership.
           B.    Capitalized  terms  used  herein  without
definition  are used as defined in the Second Amended  and
Restated   Agreement   of  General  Partnership   of   the
Partnership dated as of August 14, 1984, as amended.

          C. The Partner desires to make a capital contribution to the Partnership by assuming and agreeing to pay, subject to the terms and conditions hereof, $7,000,945 of the Pro Rata Portion of the Existing Note
(the "Assumed Debt").

            NOW   THEREFORE,   for   good   and   valuable
consideration, the receipt and sufficiency of which are hereby acknowledged, the Partner hereby assumes and agrees to pay when due the Assumed Debt; provided, however, that this assumption is made upon the condition and with the qualification that no recourse shall be had for the payment of the Assumed Debt against any assets of the Partner, any successor or assign of the Partner, or any other person or entity, other than the Partner's rights, title and interest as a partner in the Partnership (the
"Partnership Interest"); and provided, further, that the foregoing limitation on recourse shall not limit the right of any person to name the Partner or any transferee of any or all of the Partnership Interest as a party defendant in any action or suit for a judicial foreclosure on, or a sale of, such Partnership Interest, or in the exercise of any other remedy under this Assumption Agreement, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked of or (if obtained) enforced against the Partner (or any other person or entity) or against any such transferee.

          By virtue of the Partner's assumption of the Assumed Debt hereunder, the capital account of the Partner in the Partnership shall be adjusted to account for a capital contribution in the amount of the Assumed Debt and such capital contribution will in no way be deemed to be reduced or otherwise affected by the foregoing limitation on recourse with respect to the Assumed Debt or by the assumption of portions of the Assumed Debt by 1290 Associates and 237 Park Avenue
Associates pursuant to Assumption Agreements entered into concurrently with or following the execution of this Agreement or by any other transaction or event occurring prior to, concurrently with, or in connection with this Agreement.

         This Assumption Agreement shall not affect in any manner the obligations of the Partnership or any other person or entity to the holder of the Existing Note.

         IN WITNESS WHEREOF, the Partner has executed this Assumption Agreement as of the date first above written.


                        O&Y EQUITY COMPANY, L.P.

                        By:   O&Y Equity General
                            Partner Corp.,
                           General Partner



                           By:
                              Name:
                              Title:
                      ASSUMPTION AGREEMENT

          ASSUMPTION AGREEMENT dated October 14, 1994 made
by  O&Y  NY  BUILDING CORP., a Delaware  corporation  (the
"Partner"),  in favor and for the benefit  of  2  BROADWAY
LAND   COMPANY,  a  New  York  general  partnership   (the
"Partnership").

         RECITALS:

         A.   The Partner is a partner in the Partnership.

           B.    Capitalized  terms  used  herein  without
definition  are used as defined in the Second Amended  and
Restated   Agreement   of  General  Partnership   of   the
Partnership dated as of August 14, 1984, as amended.

          C. The Partner desires to make a capital contribution to the Partnership by assuming and agreeing to pay, subject to the terms and conditions hereof, $505,078 of the Pro Rata Portion of the Existing Note (the
"Assumed Debt").

            NOW   THEREFORE,   for   good   and   valuable
consideration, the receipt and sufficiency of which are hereby acknowledged, the Partner hereby assumes and agrees to pay when due the Assumed Debt; provided, however, that this assumption is made upon the condition and with the qualification that no recourse shall be had for the payment of the Assumed Debt against any assets of the Partner, any successor or assign of the Partner, or any other person or entity, other than the Partner's rights, title and interest as a partner in the Partnership (the
"Partnership Interest"); and provided, further, that the foregoing limitation on recourse shall not limit the right of any person to name the Partner or any transferee of any or all of the Partnership Interest as a party defendant in any action or suit for a judicial foreclosure on, or a sale of, such Partnership Interest, or in the exercise of any other remedy under this Assumption Agreement, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked of or (if obtained) enforced against the Partner (or any other person or entity) or against any such transferee.

          By virtue of the Partner's assumption of the Assumed Debt hereunder, the capital account of the Partner in the Partnership shall be adjusted to account for a capital contribution in the amount of the Assumed Debt and such capital contribution will in no way be deemed to be reduced or otherwise affected by the foregoing limitation on recourse with respect to the Assumed Debt or by the assumption of portions of the Assumed Debt by 1290 Associates and 237 Park Avenue
Associates pursuant to Assumption Agreements entered into concurrently with or following the execution of this Agreement or by any other transaction or event occurring prior to, concurrently with, or in connection with this Agreement.

         This Assumption Agreement shall not affect in any manner the obligations of the Partnership or any other person or entity to the holder of the Existing Note.

     IN WITNESS WHEREOF, the Partner has executed this Assumption Agreement as of the date first above written.


                           O&Y BUILDING CORP.



                           Name:
                           Title:
                      ASSUMPTION AGREEMENT

          ASSUMPTION AGREEMENT dated October 14, 1994 made by JMB/NYC OFFICE BUILDING ASSOCIATES, L P , an Illinois limited partnership (the "Partner"), in favor and for the benefit of 2 BROADWAY LAND COMPANY, a New York general partnership (the "Partnership").

         RECITALS:

         A.   The Partner is a partner in the Partnership.

           B.    Capitalized  terms  used  herein  without
definition  are used as defined in the Second Amended  and
Restated   Agreement   of  General  Partnership   of   the
Partnership dated as of August 14, 1984, as amended.

          C. The Partner desires to make a capital contribution to the Partnership by assuming and agreeing to pay, subject to the terms and conditions hereof, $10,198,463 of the Pro Rata Portion of the Existing Note
(the "Assumed Debt").

            NOW   THEREFORE,   for   good   and   valuable
consideration, the receipt and sufficiency of which are hereby acknowledged, the Partner hereby assumes and agrees to pay when due the Assumed Debt; provided, however, that this assumption is made upon the condition and with the qualification that no recourse shall be had for the payment of the Assumed Debt against any assets of the Partner, any successor or assign of the Partner, or any other person or entity, other than the Partner's rights, title and interest as a partner in the Partnership (the
"Partnership Interest"); and provided, further, that the foregoing limitation on recourse shall not limit the right of any person to name the Partner or any transferee of any or all of the Partnership Interest as a party defendant in any action or suit for a judicial foreclosure on, or a sale of, such Partnership Interest, or in the exercise of any other remedy under this Assumption Agreement, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked of or (if obtained) enforced against the Partner (or any other person or entity) or against any such transferee.


          By  virtue  of the Partner's assumption  of  the
Assumed Debt hereunder, the capital account of the Partner
in  the  Partnership shall be adjusted to  account  for  a
capital contribution in the amount of the Assumed Debt and
such  capital contribution will in no way be deemed to  be
reduced or otherwise
affected  fly  the foregoing limitation on  recourse  with
respect  to  the  Assumed Debt or  by  the  assumption  of
portions  of the Assumed Debt by 1290 Associates  and  237
Park Avenue Associates pursuant to Assumption Agreements entered into concurrently with or following the execution of this Agreement or by any other transaction or event occurring prior to, concurrently with, or in connection with this Agreement.

         This Assumption Agreement shall not affect in any manner the obligations of the Partnership or any other person or entity to the holder of the Existing Note.

         IN WITNESS WHEREOF, the Partner has executed this Assumption Agreement as of the date first above written.

                    JMB/NYC  OFFICE  BUILDING  ASSOCIATES,
L.P.

                   By:  Carlyle Managers, Inc.
                        General Partner



                        By:
                           Name:
                           Title: